SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 18:- SUBSEQUENT EVENT

On January 2014 Formula finalized the terms of a NIS 200,000 loan (approximately $57,620) extended to it by an Israeli institutional investor. The loan is secured by certain of the shares of each of Formula’s publicly held subsidiary and affiliated companies Matrix, Magic and Sapiens. The loan's average duration is approximately four years (paid over a period of 6 years) and carries fixed annual interest rate of 5.5%. Formula intends to use the loan proceeds to promote new investments as well as for the continued investment in its foregoing three subsidiaries, all in accordance with its growth and business development strategies.

On March 5, 2014, Magic completed a follow-on public of its ordinary shares on the NASDAQ. Magic issued 6,900,000 ordinary shares, including 900,000 shares sold pursuant to the underwriters' full exercise of their over-allotment option at a price to the public of $8.50 per share.  Magic's net proceeds from the offering are expected to amount to approximately $54.7 million after deducting underwriting discounts and commissions. As a result of Magic’s issuance of its ordinary shares, Formula percentage interest in Magic decreased from 51.6% to 45.0%.

On April 4, 2014 the Company acquired the operations of, a US-based full-service provider of consulting and staffing solutions for IT, Engineering and other professional staff (i.e. accounting and finance, administrative, customer service, healthcare (Nursing, Clinical, Lab, Scientific), human resources, manufacturing, marketing/sales, and Operations) for a total consideration of $4,000. The company believes the acquisition will broadens its existing U.S. footprint and adds leading Fortune 500 companies to its customer base, making an important contribution to its growth strategy.